UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                 March 28, 2005

                                  ADVOCAT INC.
             (Exact name of registrant as specified in its charter)


        Delaware                        001-12996            62-1559667
        --------                        ---------            ----------
(State or other jurisdiction    (Commission File Number)     (Employer
   of incorporation)                                      Identification Number)


         277 Mallory Station Road, Suite 130, Franklin, Tennessee 37067
         --------------------------------------------------------------
                    (Address of principal executive offices)

                                 (615) 771-7575
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On March 28, 2005, the Registrant announced its results of operations for the fourth quarter and year ended December 31, 2004. A copy of the related press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

The information furnished pursuant to Item 12 herein, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.


Item 9.01.  Financial Statements and Exhibits.

         (c) Exhibits

                  Number        Exhibit
                  ------        -------

                  99.1          News Release dated March 28, 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        ADVOCAT INC.


                                        By:/s/L. Glynn Riddle, Jr.
                                           -----------------------
                                           L. Glynn Riddle, Jr.
                                           Chief Financial Officer

Date:    March 28, 2005

EXHIBIT INDEX
-------------


Number   Exhibit
------   -------

99.1     News Release dated March 28, 2005.